PRA Group Announces CEO Succession Plan

Kevin Stevenson to become CEO following Annual Meeting in June 2017;
Steve Fredrickson will become executive chairman of the PRA Board of Directors

Norfolk, Va., Feb. 28, 2017 -- PRA Group, Inc. (Nasdaq: PRAA), a global leader in acquiring and collecting nonperforming loans, today announced that Kevin Stevenson will succeed Steve Fredrickson as the chief executive officer of the Company following the 2017 Annual Meeting of Stockholders, which will be held on June 1, 2017. Mr. Stevenson, who co-founded PRA Group and currently serves as president and chief administrative officer, is being appointed as a part of the Board of Directors’ long-term succession plan which was developed when Mr. Fredrickson informed the Board of his desire to eventually step down as CEO. The plan included Mr. Stevenson’s appointment as president and CAO as well as a director of the Board in August 2015.

Mr. Fredrickson, who has served as CEO since founding PRA Group with Mr. Stevenson, will transition to a new role as executive chairman of the PRA Group Board of Directors, where he will continue to focus on helping PRA Group’s strategy, vision and business development efforts. This planned succession was designed to position the Company for continued success while building on the foundation and principles the Company has maintained for the past 21 years.

“I am proud of what our team has been able to accomplish, building PRA Group into a global leader with a long track record of growth and success,” said Steve Fredrickson, chairman and chief executive officer. “I have worked closely with Kevin for more than two decades since before we founded PRA Group, and I am confident in handing the reins to such a qualified leader who shares my commitment to PRA Group’s vision and values. Together, we believe now is the right time to transition to the next generation of leadership. Kevin is the best person to lead the Company forward into its next phase of growth and has tremendous experience throughout the entire organization from his roles as CFO, CAO and President. I look forward to staying involved with the Company in my new role as executive chairman and continuing to work with Kevin and the rest of the Board to keep driving the business forward.”

“On behalf of the entire board, I would like to thank Steve for his leadership, commitment and innumerable contributions to PRA Group,” said David Roberts, lead independent director. “Steve, together with Kevin, has built PRA Group into an industry leader from the ground up. We appreciate Steve’s continued dedication to the Company during this transition process and look forward to benefiting from his experience and knowledge as executive chairman.”

Continued Roberts, “The Board began executing a thorough and deliberate succession planning process several years ago when Steve indicated his desire to eventually step down, and we believe that Kevin is the ideal candidate to serve as PRA Group’s next CEO. With the assistance of an outside search firm, we looked at potential candidates for this role, and Kevin’s experience and background stood out above all others. During his time at PRA Group, Kevin has overseen nearly every aspect of the Company having served in both operational and financial roles. He successfully transitioned from the CFO role to President in 2015 and has been instrumental in driving the Company’s core strategy since the beginning. Kevin has made significant contributions to position the Company for long-term success, and we are confident he will be a strong leader for PRA Group.”

“I am honored by the confidence that the PRA Group Board has placed in me through this appointment as the Company’s second CEO,” said Mr. Stevenson. “PRA Group has an enviable position as a global industry leader due to a relentless focus on operational excellence and disciplined growth, and I am committed to building on our successful 21-year track record to ensure we continue to deliver enhanced shareholder returns. On behalf of PRA Group’s 4,000 employees across the world, I would also like to thank Steve for his contributions to the Company. It has been an honor to serve alongside Steve, and I look forward to working closely with him over the next several months to execute a smooth and orderly transition.”

About Kevin Stevenson
Mr. Stevenson co-founded PRA with Steve Fredrickson in 1996. Over his two decades at PRA Group, Mr. Stevenson has served in numerous operational and financial roles, and has managed a broad range of functions, including Accounting and Finance, Collection Operations, Quality Control, Investor Relations, IT, HR and Property. Mr. Stevenson served as the Company’s first chief financial officer and successfully led the Company through its IPO in 2002, multiple secondary offerings, several syndicated loan transactions, a convertible debt issuance and numerous transactions, including the Company’s transformative acquisition of Aktiv Kapital in 2014. In August 2015, the Board appointed Mr. Stevenson as president and chief administrative officer and named him as a director of the board. Before co-founding PRA, he served as controller and department manager of financial control and operations support at Household Recovery Services (HRSC) from 1994 to 1996. Prior to joining HRSC, Mr. Stevenson held various positions at Household Bank from 1987-1994, culminating in his role as controller of Household Bank's regional processing center in Worthington, Ohio, where he also managed the collections, technology, research and ATM departments. Mr. Stevenson is a Certified Public Accountant and received his bachelor’s degree in Accounting from The Ohio State University. He currently serves on the boards of the Sandler Center Foundation, the Greater Norfolk Corporation as well as the EQUI-KIDS Therapeutic Riding Program of Virginia Beach, Virginia.

About Steve Fredrickson
Mr. Fredrickson co-founded PRA with Mr. Stevenson in 1996. He has been CEO since that time, and has been Chairman of the Board of Directors and CEO from PRA Group’s 2002 IPO. Under his leadership, PRA has grown from a start-up to a global leader in nonperforming loan purchasing and servicing with more than 4,000 employees in 14 countries. Mr. Fredrickson has 35 years of experience in financial services including leadership roles at Household Recovery Services’ Portfolio Services Group and Household Commercial Financial Services. Prior to joining Household, Mr. Fredrickson specialized in corporate and real estate workouts at Continental Bank of Chicago. Mr. Fredrickson has an MBA from the University of Illinois and a bachelor’s degree from the University of Denver. In addition, he is very active in the community, serving as a member of the board of directors for the United Way of South Hampton Roads and the St. Mary’s Home Foundation. He is also on the executive advisory council of the College of Business and Public Administration at Old Dominion University and is a Trustee of the Eastern Virginia Medical School Foundation.

About PRA Group
As a global leader in acquiring and collecting nonperforming loans, PRA Group, Inc. returns capital to banks and other creditors to help expand financial services for consumers in the Americas and Europe. With over 4,000 employees worldwide, PRA Group companies collaborate with customers to help them resolve their debt and provide a broad range of additional revenue and recovery services to business clients. For more information, please visit www.pragroup.com.

About Forward Looking Statements
Statements made herein which are not historical in nature, including PRA Group’s or its management's intentions, beliefs, expectations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

The forward-looking statements in this press release are based upon management's current beliefs, estimates, assumptions and expectations of PRA Group’s future operations and financial and economic performance, taking into account currently available information. These statements are not statements of historical fact or guarantees of future performance, and there can be no assurance that anticipated events will transpire or that our expectations will prove to be correct. Forward-looking statements involve risks and uncertainties, some of which are not currently known to PRA Group. Actual events or results may differ materially from those expressed or implied in any such forward-looking statements as a result of various factors, including risk factors and other risks that are described from time to time in PRA Group’s filings with the Securities and Exchange Commission including but not limited to PRA Group’s annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, which are available through PRA Group's website and contain a detailed discussion of PRA Group's business, including risks and uncertainties that may affect future results.

Due to such uncertainties and risks, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of today. Information in this press release may be superseded by recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. Except as required by law, PRA Group assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA Group’s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

Investor Contact:
Darby Schoenfeld
Director of Investor Relations
(757) 431-7913
Darby.Schoenfeld@PRAGroup.com

News Media Contact:
Nancy Porter
Vice President, Corporate Communications
(757) 431-7950
Nancy.Porter@PRAGroup.com